May 9, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.smartetfs.com. You may also obtain this information at no cost by calling 866-307-5990 or by sending an e-mail request to mail@smartetfs.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this Summary Prospectus.

Investment Objective

SmartETFs Smart Transportation & Technology ETF’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of SmartETFs Smart Transportation & Technology ETF. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	0.68%
Distribution and Service (12b-1) Fees:	None
Other Expenses:(1)	0.20%
Total Annual Fund Operating Expense:	0.88%
Fee Waiver/Expense Reimbursement(1):	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1):	0.68%

(1)

The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 0.68% through June 30, 2025.

Example

This Example is intended to help you compare the cost of investing in SmartETFs Smart Transportation & Technology ETF with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include brokerage commissions that you may pay to buy and sell shares. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$426	$1,026

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, may affect the Fund’s performance. During the Fund’s most recent fiscal year ended December 31, 2021, the Fund’s portfolio turnover rate was 12.20% of the average value of its portfolio.

Principal Investment Strategies

The SmartETFs Smart Transportation & Technology ETF invests in publicly-traded equity securities of domestic or foreign companies that are involved in the development and production of products or services for Smart Transportation, including safer, cleaner or connected vehicles and Smart Transportation companies providing “transportation as a service.” The Fund will also invest in Technology companies, including Technology companies whose products or services are used in transportation. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Smart Transportation companies and Technology companies, each of which is defined below. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings.

The Adviser defines “Smart Transportation” to mean the integration of modern technologies and business practices as applied to transportation, resulting in safer, cleaner, or connected transportation, and smart transportation “as a service”. Importantly, the Adviser believes that Smart Transportation is a thematic concept rather than an industry sector. The Fund will invest in Smart Transportation companies, which are companies that are in the business of designing, producing, manufacturing or distributing products or services that involve at least one of the following elements:

●

Safer, which means safety enhancements derived from the inclusion of a level of autonomy in transportation. Companies that meet this definition of safer are designing, producing, manufacturing or distributing vehicles (or vehicle components or systems) that are objectively on the path towards autonomy, meaning they incorporate, at a minimum, Level 1 autonomy technology. For this purpose, the Adviser uses the definition of Level 1 Autonomy published by SAE International or Partners for Automated Vehicle Education, which is, in short, technologies designed to assume a portion of driving authority. Companies that meet this definition could also be providing products and services used in the manufacture or development of safer vehicles (which could be autonomous, electric or hybrid vehicles).

●

Cleaner, which means vehicles, vehicle components or systems that increase efficiency or reduce emissions from vehicles; this would include vehicles that are “light hybrid” or “fully electric” and systems like thermal management systems and more efficient vehicle fuel technologies, such as batteries and alternative fuels or fuel cells.

●

Connected, which means vehicles that use connectivity or communication in their operations, either internally with devices or programs in the same vehicle, or externally, from one vehicle to another vehicle (V2V) or from a vehicle to infrastructure (V2I). The infrastructure receiving communications from a connected vehicle could include traffic information or control devices, emergency response platforms, global positioning systems, speed or radar information collectors; and components or systems used by these vehicles could include sensors, cameras, semi-conductors as well as products like interactive advanced driver assistance systems (ADAS), cooperative intelligent transportation systems and connected vehicle data networks. This could also include companies that supply software and systems to develop and test autonomous driving capability.

●

Smart Transportation as a Service, which means the more efficient delivery of transportation to individuals that is achieved through application-based hailing or sharing of cars, scooters or other vehicles (whether movement is by ground or air). These services generally employ a variety of technologies including global positioning satellite (GPS) technology, connectivity and software applications.

At all times, the Fund will invest at least 15% of its assets in companies that are in the business of making Smart Transportation products or services. The Adviser considers a company to be “in the business of” making a Smart Transportation product or service if the company has devoted more than 50% of its assets to, or derives more than 50% of its revenue, income or profits from, the design, manufacture, production and/or distribution of a Smart Transportation product or service (including components or parts) as defined above, meaning Safer, Cleaner, or Connected, or Smart Transportation as a Service.

The Fund will also invest in Technology companies. The Adviser defines Technology companies as companies that are in the business of developing, advancing and using technology to improve processes, applications or outcomes or create innovations, which could occur through hardware and related components or equipment, or software or services. This includes companies that deliver products or services in the following industries: information technology, such as software, services, hardware, semi-conductors and equipment; electronic equipment and instruments; computers or their components, hardware, storage or peripherals; telecommunications equipment or services (voice, data or wireless); internet commerce and information (including networks and connected payment systems); data processing (including management and retention); and imagery (including digitization, mapping and interfacing applications).

At all times, the Fund will invest at least 15% of its assets in Technology companies whose products or services are used in transportation. For purposes of this investment minimum, the Adviser considers these companies to be technology companies that:

●

Provide technology including products, services, and materials used in the transportation industry to achieve safer, cleaner, or connected transportation, or smart transportation as a service. This includes companies that make hardware (including semi-conductors), software for use in vehicles using at least Level 1 autonomy technology, data companies, sensor manufacturers (radar, lidar, cameras and other technologies), companies that provide software and mapping products or services related to vehicle connectivity or autonomy, battery and alternative fuel manufacturers or suppliers and producers of components and materials (including lithium) used in batteries and alternative fuels; or

●	Offer for sale or otherwise distribute Smart Transportation vehicles (autonomous, electric or hybrid); or

●	Have demonstrated a commitment to autonomous vehicle development by having obtained certification by at least one government entity related to their autonomous driving research program; or

●	Develop transportation as a service applications, including urban air mobility services, and have obtained certification by government entities related to their transportation service program.

In determining whether to buy or sell a portfolio position, the Adviser uses proprietary and independent research and applies traditional fundamental analysis to assess a company’s business and business prospects, the valuation of the company and its potential for share price appreciation or return.

Equity securities may include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s allocations may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria). The Fund may invest in US companies and in companies economically tied to foreign countries, including, potentially, companies domiciled or traded in emerging markets, including China. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus. The Fund’s allocations among countries may vary depending on changing market conditions (including but not limited to, liquidity, volatility, and the number of companies meeting selection criteria), and there is no specific allocation of investments to US issuers or non-US issuers. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies.

Typically, the Fund will hold around 35 positions of approximately equal weight, but the portfolio may vary over time. Under normal market conditions, the Fund may have as few as 25 holdings or as many as 75 holdings. The Fund is actively managed, meaning the Adviser will select the Fund’s holdings based on its own research and evaluation process. In identifying investments that the Fund will buy or sell, the Adviser identifies companies with favorable characteristics from the identifiable universe of companies it has compiled, and performs research and fundamental analysis to understand the company’s business model, valuation and potential for return. In determining whether a company is a Smart Transportation or Technology company, the Adviser considers the company’s public statements about its activities, including regulatory filings (reflecting profits, revenues, EBITDA (earnings before interest, taxes, depreciation and amortization), cash flow and assets), as well as third-party industry assessments of products and services that the company delivers and the role of those products or services in smart transportation or technology. The Adviser monitors potential or actual investments for performance and risk perspectives, as well as to quantify drivers of return and assess company performance versus expectations.

The Fund may invest in companies of any market capitalization size, but under normal market conditions, the Fund will invest in companies with a minimum market capitalization of $500 million. The Fund will invest in companies on a global basis, meaning that it will generally hold both domestic and foreign companies, and may invest in companies in developed markets and emerging markets outside of the United States, including companies economically tied to countries in the Asia Pacific region, including China, South Korea and Japan. For more information about how the Adviser determines that a company is economically tied to a foreign country, see “More About the Fund’s Investment Strategies and Risks” in this Prospectus.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions, which could adversely affect the Fund’s ability to achieve its investment objective. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investments in equity securities of companies, wherever located, that are engaged in smart transportation and related technologies.

Additional information on Principal Investment Strategies can be found in the prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

Principal Risks

You can lose money investing in shares of SmartETFs Smart Transportation & Technology ETF, and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with an investment in the Fund can increase during times of market volatility. There is no guarantee that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the “Principal Risks” and “Risks of Investing in Our Fund” sections of this prospectus and in the Fund’s Statement of Additional Information. You can lose money by investing in Shares of this Fund.

Risks of Investing in Funds Investing in the Autonomous Vehicle and Electric Vehicle Sector

The following risks apply to investments in autonomous and/or electric vehicles and companies that support these technologies and products:

●

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies. Vehicles, applications, hardware, software or services could become obsolete before they are fully embraced or deployed, or may use technologies, systems and software that are unproven, defective, malfunctioning, and are subject to cybersecurity threats; any of these factors could cause them to become obsolete more rapidly than traditional technologies and software. Autonomous and/or electric vehicles may rely on fuel sources that are more sensitive to commodities market activity than traditional vehicle fuels and could be adversely affected by underlying commodity market activity. Some autonomous and/or electric vehicle projects may rely on government subsidies that could be reduced or eliminated. These risks could adversely affect the value of companies in which the Fund invests.

●

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment. Technologies may also lack scalability, are subject to competition and rapid changes in technology standards or development, and may be incompatible with future developments. Technologies also involve intellectual property components that are regulated or protected differently in various countries, and which are subject to risk of theft, misappropriation or vandalism. These technologies may also be at increased risk of failure or attack because they are designed to interact with other non-proprietary technologies and applications across one or more external networks. Companies producing technology or software upon which autonomous and/or electric vehicles or networks rely may decide to discontinue support for the technology or software or restrict its deployment into major markets. Software or technology involved in autonomous and/or electric vehicles, networks, grids, infrastructure or services related to autonomous and/or electric vehicles could be adversely affected by network events or outages (local or global). These risks may cause the securities of companies making these products to be worth less than at the time of purchase. This risk applies to the sector as a whole and to individual securities within the sector.

●

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies. Technology programs and networks may be subject to an increased risk of attack or infiltration and may be more susceptible to “network” attacks or outages and to theft or alteration of data. Some programs may be designed to interact with data about or from customers or products, and data and/or its transmission could become regulated in multiple jurisdictions. A cybersecurity event in a technology or program used by a Smart Transportation network or product could be exacerbated, and companies could be subject to claims for loss or injury in multiple jurisdictions.

●

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition. There is no guarantee that companies that successfully create a product will obtain product adoption, or that a product will not become obsolete quickly. Companies in this area may have research and development expenses that are significantly higher than companies in other parts of the transportation sector, which could make their securities less desirable.

●

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions. They could be or become subject to a variety of domestic or foreign regulatory regimes governing “artificial intelligence”, which have not yet been fully developed or adopted. Regulatory changes governing privacy, data collection or storage, transfer or automation could also adversely affect smart transportation products or systems. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

●

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

●

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short term volatility of the Fund.

●

Global Risks. The Fund invests in companies in multiple countries, and companies in which the Fund invests may experience differing outcomes with respect to safety and security, economic uncertainties, natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

o

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Fund’s portfolio, including by affecting their operating capabilities or their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

o

Capital Controls and Sanctions Risk. In 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, but also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact a Fund’s ability to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States

●

Investing in Non US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal and regulatory risks, based on the size of their securities markets, competition for investments, interest rates, global or foreign trade activities (restrictions and tariffs or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

o

Sensitivity to global events. Non US securities may be more sensitive to changes in global economic activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

o

European Securities. The Fund may invest in companies in Europe and the United Kingdom. Companies in countries in the European Union and the UK may be more sensitive to changes as a result of Brexit, the withdrawal of the United Kingdom from the European Union. These changes could include changes in how goods, technology or services are delivered or received between the European Union countries and the United Kingdom.

o

Germany. German companies are subject to risks specific to Germany, and companies in Germany may be adversely impacted by events occurring in other parts of the EU, including withdrawal or financial events. Germany’s economy is closely tied to key trading partner relationships with counties inside and outside the EU. Reductions in global consumption of German goods or services, changes in key trading partner economies, or changes in domestic regulation of labor, manufacturing or energy in Germany, could negatively affect Germany’s economy, which could have a negative effect on the Fund’s investments.

o

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

●

Securities of Companies in Asia. The Fund may invest in securities of companies in Asia, including China and South Korea. Investments in securities of Chinese companies can be impacted by currency and exchange rate fluctuations, in addition to price volatility, illiquidity and changes in China’s regulatory, monetary and socioeconomic policies, and limitations on access to Chinese issuers.

o

Asia Pacific stock markets may experience volatility and instability, and these risks can apply to entire economies, particular sectors and particular securities. Asia Pacific stocks could rise or fall with changes in economic or political circumstances in specific countries, may fall out of favor with investors, and currencies of countries in the Asia Pacific region may decline in comparison to the U.S.

dollar. Stocks economically tied to the Asia Pacific region may be more sensitive to economic, political, social or legal changes in countries in the Asia Pacific region, which could adversely affect the Fund’s investments. The Fund may be exposed to Asia Pacific risk in connection with its investments in companies economically tied to China and Japan, as well as Hong Kong and Australia.

o

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in our Funds” for specific risks of investing in companies economically tied to China.

o

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies could be adversely affected by increases in tension between North Korea and South Korea.

●

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The value of Fund shares could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

o

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

o

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as the South Korean Won, trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

●

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than U.S. markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

●

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries may generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and to holdings in depository receipts for foreign companies.

●

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

●

Management Risk. The Fund’s strategy may not achieve its investment objective; the portfolio managers’ qualitative judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

●

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US $1 billion), medium cap (under US $5 billion) and large cap (US $10 billion or more). Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small-cap and medium-cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

●

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which the Fund invests could become illiquid, which means that the securities cannot be sold within seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

●

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

Risks of Investing in ETFs

●

Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of an ETF Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

o

Market Price could vary from NAV. The market price of an ETF Share on the exchange can change throughout the day and may differ from the Fund’s NAV per share, which is calculated only once per day, at the end of the day.

o

Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. In that case, the prices used in calculating the Fund’s NAV may be based on closing prices of securities traded in non-U.S. markets that have not been updated, except for currency changes. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF shares and the value of the Fund’s underlying portfolio. This could lead to differences between the market price of the ETF Shares and the underlying value of the Fund shares. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

o

Costs of buying, selling or holding Fund Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF Shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF Shares in the secondary market. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

o

Information about the Fund’s spread. The Fund’s website will contain information about each Fund’s per share NAV, closing market price, premiums and discounts, and the median bid/ask spread. If a Fund’s premium or discount exceeds 2% for more than 7 consecutive trading days, the website will also disclose the factors that the investment adviser reasonably believes materially contribute to this trading premium or discount.

●

Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. There is a risk that the Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid. Selling securities could generate capital gains, and cause the Fund to incur brokerage expenses and could result in tax consequences.

●

Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

●

Absence of Active Trading Market Risk. Although ETF Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF Shares, and market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the Fund arbitrage process (that is, arbitrage will be less effective at keeping the market price of ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange may be halted if individual or market-wide “circuit breakers” are activated (circuit breakers halt trading for a specific period of time when the price of a particular security or overall market prices decline by a pre-determined percentage). Trading of ETF Shares also could be halted if (1) the shares are delisted from the NYSE Arca exchange without first being listed on another exchange or (2) NYSE Arca exchange officials determine that halting is appropriate in the interest of a fair and orderly market or to protect investors. Any absence of an active trading market for ETF Shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

●

Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, shares may trade at a premium or discount to the Fund’s net asset value. This risk could be heightened because the Fund will invest in non-U.S. securities, which may be traded outside a collateralized settlement system. In such a case, Authorized Participants may be required to post collateral for some trades on an agency basis (that is, on behalf of other market participants), which only a limited number of Authorized Participants may be willing to do. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

For more information on the risks of investing in SmartETFs Smart Transportation & Technology ETF, you may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

Performance

The bar chart and table below provide some indication of the risks of investing in the SmartETFs Smart Transportation & Technology ETF by showing how the fund’s performance has varied from year to year and by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Updated performance information is available from the Fund’s website, www.smartetfs.com. Past performance, before or after taxes, is not indicative of future performance.

The annual returns bar chart demonstrates the risks of investing in the SmartETFs Smart Transportation & Technology ETF by showing how the Fund’s performance has varied from year to year. The table below also demonstrates these risks by showing how the Fund’s average annual returns compare with those of a broad-based securities market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website www.smartetfs.com.

Calendar-Year Total Returns (before taxes)
For each calendar year at NAV

During the period shown in the bar chart, the best performance for a quarter was 30.64% (for the quarter ended December 31, 2020). The worst performance was -24.25% (for the quarter ended March 31, 2020).

Average Annual Total Returns as of 12/31/21	One Year	Since Inception (November 14, 2019)
SmartETFs Smart Transportation & Technology ETF
Return Before Taxes	17.12%	37.32%
Return After Taxes on Distributions(1)	16.87%	36.50%
Return After Taxes on Distributions and Sale of Fund Shares(1)	10.15%	29.15%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	21.82%	46.10%

(1)

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Investment Adviser

Guinness Atkinson™ Asset Management, Inc. serves as the Fund’s investment adviser. For more information on the Investment Adviser, please see Management of the Fund in the prospectus and the Investment Adviser in the Statement of Additional Information. All security analysis and selection is provided by the Investment Adviser.

Investment Sub-Adviser

Penserra Capital Management, LLC (“Penserra”) serves as a sub-adviser to provide limited services to the Investment Adviser as needed in connection with various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Portfolio Managers

Will Riley and Jonathan Waghorn are the co-managers of the Fund since inception and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Riley has been associated with the Investment Adviser since 2007, and Mr. Waghorn has been associated with the Investment Adviser since 2013. Dustin Lewellyn, Ernesto Tong and Anand Desai are the portfolio managers of the Sub-adviser responsible for the Fund. Mr. Lewellyn has been with Penserra since 2012, and Messrs. Tong and Desai have been with Penserra since 2015. Together, these individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

For additional information, please see Portfolio Management in the prospectus and Portfolio Manager in the Statement of Additional Information.

Purchase and Sale of Fund Shares

SmartETFs Smart Transportation & Technology ETF is traded on the NYSE Arca exchange. Individual Fund shares may only be bought and sold in the secondary market (on the exchange) through a broker or dealer at a market price. If you wish to purchase or sell Fund shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling Fund shares. Because Fund shares trade on an exchange at a market price rather than at the net asset value, Fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.smartetfs.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 25,000 share Creation Units. A Transaction Fee of $350 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for services related to the sale of Fund shares, which include participation in activities designed to inform intermediaries about the Fund, as well as marketing, education and training initiatives concerning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.